Exhibit 99.1

INVESTOR PRESENTATION 1st Quarter 2011

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Consistently strong / industry leading results Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization / active capital management Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International PA / WC Catastrophe Operating platforms in Bermuda, Europe, Hong Kong, Lloyd's Singapore and the United States Total TTM March 31, 2011 Gross Premiums Written 5

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business such as healthcare and construction Diversified insurance and reinsurance products offered across global platform with operations in the U.S., Bermuda, Lloyd's, Europe, Hong Kong and Singapore Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 6 * Includes healthcare-related program business TTM March 2011 GPW: $ 1,815 MM 68% Insurance / 32% Reinsurance 76% Casualty / 24% Property

(CHART) Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 7 Diluted book value per share has more than doubled since 2006 Capital Management History $167 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 Planned $500 million of share repurchases $239 million of shares repurchased in 2010 $60 million of shares repurchased in first quarter 2011 $505 million of shares and warrants repurchased from founders in 2010 $300 million in ten-year senior notes issued in November 2010 $53.6 million warrant repurchased from founder in first quarter 2011 (In millions, except for per share amounts)

Market Conditions Competitive Pricing Environment Insurance market remains challenging Catastrophe driven property rates increasing following catastrophe activity Casualty rates continue to decline but bottoming out Newer market entrants continue to drive rate decreases to gain market share Continued erosion of terms and conditions Reinsurance Capacity Opportunities evolving in property lines due to losses and RMS model changes Excess capacity continues to drive competition in casualty lines of business Inflationary Pressures Low interest rates result in investment portfolios generating less investment income Insurers managing against deflation in short term while forecasting inflation over long term 8

We continue to expand our brand in target markets and geographies United States Nine branch office locations throughout country Increased access to attractive small account primary business including: Healthcare industry leader Specialty casualty Not-for-profit D&O innovator Industry verticals - focused on servicing products for select industry classes including: Healthcare Construction Public entity New specialty product capabilities Defense Base Act approved underwriter Environmental Inland marine Expanded distribution partners Since 2007: 4X increase in number of producers (now have 520 production sources from 284 brokers) Top 5 brokers now account for only 38% of total production 9 Strong Competitive Position

Europe and Asia Offices in London, Dublin, Switzerland, Hong Kong and Singapore position the company to meet developing opportunities Lloyd's Syndicate 2232 Association with Lloyd's enhances Allied World's brand recognition Increases access to Latin America and Asia-Pacific region Offers treaty and individual risk products Redomestication to Switzerland provides greater flexibility to manage and expand business New product capabilities: Trade credit and political risk Healthcare Small-to-medium enterprises (SME Professional) Reinsurance U.S. operation has improved access to U.S. regional business and strengthened local relationships Recently launched Global Marine and Specialty unit Swiss and Singapore offices and Lloyd's Syndicate 2232 increases global reach 10 Strong Competitive Position (Continued) We continue to expand our brand in target markets and geographies

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Strong Operating Income over last five full years, $41 million operating loss in first quarter 2011 includes $132 million of catastrophe events Favorable Reserve Development - Each of last 7 years, $44 million in first quarter of 2011 Strong Investment Returns - $469 million, 6.1%, total net investment return1 in 2010, $75 million, 1.0%, in first quarter 2011 Operating Cash Flows - $451 million in 2010, $175 million in first quarter 2011 Book Value Growth - Book value per share has increased 134% since the company went public in 2006 11 1 Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the year divided by the average aggregate invested assets for the year. 2 Financial leverage calculated by dividing debt by total capital at 03/11. 3Operating leverage calculated by net premium leverage (TTM 03/11 NPW divided by 03/11 total shareholders' equity) and 03/11 net reserve leverage (3/11 net loss reserves divided by 3/11 ending shareholders' equity). Strong Capital Base Total capital base of $3.75 billion at March 2011, with moderate financial leverage2 of 21.3% and conservative operating leverage3 of 1.89x

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 12

Our U.S. Insurance Operating Segment - A significant U.S.- based specialty franchise with diversified offerings Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Expanding small account primary franchise Leading healthcare facility market Expanding presence in specialty casualty and private and not-for-profit D&O Admitted and excess & surplus lines (E&S) capabilities in all 50 states Approved Defense-Based Act underwriter Program business initiative Over $100 million in 2010 * Includes healthcare-related program business Allied World U.S. Insurance Segment TTM March 2011 Product Mix 13 Total TTM March 2011 GPW: $750 MM

Expanding U.S. Direct Operating Platform Nine branch offices in strategic locations throughout the U.S. Dedicated U.S. management team with significant industry experience 427 staff count, over 62% of Allied World group Significant IT infrastructure in place Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 14

Growth in U.S. Insurance Submissions 58% Growth in U.S. Submissions by Geographic Region 2008 - 2010 59% 59% 79% 59% 65% U.S. expansion efforts have resulted in submission activity increasing 60% over last two years; spread evenly throughout all regions of the country Northeastern Region Mid-Atlantic Region Southeastern Region Southern Region Mid-Western Region Western Region 15

International Insurance Operating Segment Bermuda A leading direct writer of Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Recently began writing trade credit and political risk products Europe Focus predominantly on mid-sized to large non-North American domiciled accounts Offers broad range of casualty & property insurance products for multi-national corporations worldwide Lloyd's Syndicate expands insurance product capabilities in Latin America and the Asia Pacific region Recently launched SME and healthcare initiatives Hong Kong Offers professional lines, healthcare and general casualty business Allied World International Insurance Operating Segment TTM March 2011 Product Mix 16 Global diversification and expansion Total TTM March 2011 GPW: $495 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 17

Operating Platform Office Major Lines Bermuda Allied World has been writing reinsurance business since 2002 Bermuda Property Catastrophe Property Treaty Specialty Facultative PA / WC Catastrophe United States U.S. reinsurance operation began writing business in early 2008 New York City General Casualty Professional Lines Property Global Marine and Specialty International Recently established Lloyd's Syndicate, offices in Switzerland and Singapore Switzerland Singapore London Property Catastrophe Property Per Risk Commercial Auto General Liability Employers' Liability Professional Lines Reinsurance Operating Platforms 18

Reinsurance Operating Segment Casualty Presence Established in U.S. Underwriting teams closer to "decision makers" which provides greater access to information Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle-market business and stand-alone casualty-clash business Broaden product selection when market conditions improve Strategic Bermuda Platform Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Expanded Global Presence Swiss and Singapore offices Lloyd’s Syndicate established in June 2010 Allied World Reinsurance Segment TTM March 2011 Product Mix 19 Flexibility to take advantage of reinsurance opportunities in the global marketplace Total TTM March 2011 GPW: $570 MM

Expanded Reinsurance Capabilities 20 U.S. Initiatives In 2009, added property reinsurance that focuses on small and medium account regional carriers Recently launched Global Marine and Specialty unit that offers marine, aviation and satellite coverages, as well as crop and hail business International Initiatives Swiss office opened in 2008 offers property, general casualty and professional liability products throughout Europe Singapore office opened in 2009 as Allied World's hub for all classes of treaty business in Asia Pacific, Middle East and Africa Established Lloyd's Syndicate 2232 in June 2010, which significantly expands reinsurance products throughout Europe and globally

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 21

Financial Highlights Operating Results Q1 2011 2010 2009 2008 Net Income $8 MM $665 MM $607 MM $108 MM Operating (Loss) Income ($41) MM $398 MM $538 MM $455 MM Annualized Net Income Return on Average Equity 1.2% 21.9% 22.6% 8.3% Annualized Operating (Loss) Return on Average Equity (5.6%) 13.1% 20.0% 20.6% Combined Ratio 122.6% 84.9% 76.1% 84.1% Cash flow from Operations $175 MM $451 MM $668 MM $657 MM Operating (Loss) Earnings Per Diluted Share ($1.02) $7.97 $10.34 $8.90 Ending Diluted Book Value per Share $74.23 $74.29 $59.56 $46.05 (Decline) Growth in Diluted Book Value Per Share (0.1%) 25% 29% 8% Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 22

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 13.1% (5.6%) Full year combined ratios below 85% and better than peer group Full year operating income in $400 million range or higher despite industry challenges Strong full year operating return on average equity First quarter 2011 impacted by $132 million from global catastrophe losses 23 Consistent Operating Performance - Over our first five years as a public company * Peers include ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, OB, RLI, THG, NAVG, and WRB. Source: SNL Financial Operating Income and Combined Ratio

Strong Underwriting Results Underwriting performance has been strong since our inception * Pro-forma including Darwin development since inception ** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis 24 **

Net reserves about 4.7% above mid-point of range at March 31, 2011 Over $1.3 billion net favorable reserve development since inception (including Darwin development) 74% of reserves are IBNR Net Loss & LAE Reserve Mix at March 31, 2011 Case U.S. Insurance, 6% IBNR International Insurance 32% Case International Insurance, 10% IBNR Reinsurance 21% Case Reinsurance, 10% IBNR U.S. Insurance 21% March 31, 2011 Total: $4.1B Net Prior Year Reserve Releases ($MM) Range of Net Reserves at March 31, 2011 ($MM) Prudent Reserving Philosophy 25

Investment Portfolio: Active Management 26 We have actively managed the portfolio exposures , including: Exposure to rates Exposure to spread assets Exposure to non-fixed income assets Always within stated risk appetite

Portfolio remains high quality 96% of our fixed income portfolio consists of investment grade securities The average credit quality is AA- Portfolio remains well diversified amongst asset classes, sectors and issuers Largest sector exposure is in corporate bonds at 33% of portfolio Largest single-issuer exposure is less than 1% Duration of portfolio remains well short of long term target at 2.8 years U.S. Treasury market vulnerable with U.S. Government financing needs Risk asymmetry remains in place Portfolio diversification enhanced first quarter 2011 returns Return from fixed income assets 0.6%; return from overall portfolio 1.0% We will continue to diversify the portfolio by adding equities and alternatives through the remainder of 2011 Portfolio Summary - March 31, 2011 Conservative, yet Opportunistic Investment Strategy Total: $8.0 B Portfolio Yield: 2.6% Duration: 2.8 years YTD Total Portfolio Return: 1.0% 27

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 28

(CHART) Peer Comparison - 2011 Japan Earthquake/Tsunami 29 Q1 2011 Catastrophes as % of 2010 Shareholders' Equity Pre-tax and Net of Reinsurance Peer Average = 9.1% Based on information available as of May 6, 2011.

Allied World's Value Proposition Superior book value growth versus peers since going public in 2006 Growth in book value per share calculated by taking change in basic book value per share from September 2006 through December 2010 adjusted for common dividends paid. 30

Peer Comparisons - Operating Income ROE Operating return on average shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). 31

32 (CHART) Peer Comparisons - Combined Ratio Stability Source: SNL Financial

Conclusion Allied World Expects to Generate a Mid-teen ROE Over the Cycle, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recent capital management initiatives Significant infrastructure investments made since 2008 Strengthened U.S. specialty franchise and global capabilities Well positioned to capitalize on market opportunities Current valuation inconsistent with history of strong returns 33

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 34

Segment Results - Q1 2011 & Q1 2010 35

Consolidated Balance Sheets 36

Historical Operating Results 37

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 39 - 41 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 38

Non-GAAP Financial Measures - Reconciliations 39

Non-GAAP Financial Measures - Reconciliations 40

Non-GAAP Financial Measures - Reconciliations 41